UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 3, 2005 (May 31, 2005)

LEVEL 8 SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-26392	11-2920559
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1433 Highway 34, Building C, Farmingdale, New Jersey 07727
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code (732) 919-3150
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointments of Principal Officers

    On May 31, 2005, Mr. Ralph Martino, resigned as Chairman of the Board of Directors of Level 8 Systems, Inc. and the board accepted his resignation as of June 1, 2005. Mr. Martino cited excessive time demands and other personal reasons for his decision to resign.

Mr. Martino had no disagreements with Management or other Board members during his tenure as Chairman of the Board.

Mr. Anthony Pizi, the Company’s Chief Executive Officer has been named as the acting Chairman by the Board effective as of June 1, 2005.

Item 9.01(c) Exhibits

99.1 Resignation letter of Ralph Martino, dated May 31, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 3, 2005                                                    LEVEL 8 SYSTEMS, INC.

                       By:    /s/ John P. Broderick
                                                                                    John P. Broderick
                  Chief Operating and Financial Officer,
                  Corporate Secretary